SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 29, 2009

                           HOLLOMAN ENERGY CORPORATION
                           ---------------------------
                 (Name of Small Business Issuer in its charter)

        Nevada                       000-52419                  77-0643398
-----------------------          ----------------             --------------
(State of incorporation)       (Commission File No.)          (IRS Employer
                                                            Identification No.)

      333 North Sam Houston Parkway East, Suite 600, Houston, Texas, 77060
      --------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (281) 260-0193

                -------------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02   Recent Sales of Unregistered Securities

     Effective May 29, 2009, Holloman Energy Corporation (OTC BB:HENC) approved the placement of 9,385,935 restricted shares of its common stock to three persons in settlement of $938,594 owed to these persons. The persons receiving these shares included Holloman Corp., a principal shareholder of the Company (6,045,218 shares for debt of $604,522) and Open Bay Holdings, a company controlled by Grant Petersen, the Company's President (747,287 shares for debt of $74,729).

     No fees or commissions were paid in connection with the issuance of these securities.

     The Company relied upon the exemption provided by Section 4(2) of the Securities Act of 1933 in connection with the issuance of the securities described above.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   June 4, 2009                      HOLLOMAN ENERGY CORPORATION


                                     By:  /s/ Grant Petersen
                                          ----------------------------------
                                          Grant Petersen, President and Chief
                                          Executive Officer